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                                  EXHIBIT 23


















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                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Agway Inc.:

       We consent to the incorporation by reference in the registration statements on Form S-3 (File No. 33-50469) and on Form S-8 (File No. 33-54083) of our reports dated September 22, 1994, on our audits of the consolidated financial statements and financial statement schedules of Agway Inc. and Consolidated Subsidiaries as of June 30, 1994, and 1993, and for the years ended June 30, 1994, 1993 and 1992, which reports are included in this Annual Report on Form 10-K.









                                                COOPERS & LYBRAND L.L.P.


Syracuse, New York
September 22, 1994

                        CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (File No. 33-50469) of Agway Inc. of our report dated August 3, 1994, except as to Note 8, which is as of September 19, 1994, relating to the consolidated financial statements of H. P. Hood Inc., which report appears on page 28 of this Annual Report on Form 10-K.




Price Waterhouse LLP
Boston, Massachusetts
September 21, 1994

                        CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-54083) of Agway Inc. of our report dated August 3, 1994, except as to Note 8, which is as of September 19, 1994, relating to the consolidated financial statements of H. P. Hood Inc., which report appears on page 28 of this Annual Report on Form 10-K.




Price Waterhouse LLP
Boston, Massachusetts
September 21, 1994

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements of Agway Inc. on Form S-3 (File No. 33-50469) and on Form S-8 (File No. 33-54083) of our report dated August 10, 1994, (except as to Note 3, which is as of September 22,
1994) relating to the June 25, 1994, June 26, 1993 and June 26, 1992, financial statements of Curtice Burns Foods, Inc., which report appears under Item 8 of this Annual Report on Form 10-K.









PRICE WATERHOUSE LLP

Rochester, New York
September 22, 1994